Exhibit 99.1

Great Southern Homes, Inc., a Leading Private Homebuilder in the Southeast, to Become a Public Company Through a Business Combination with DiamondHead Holdings Corp.

Under the Name United Homes Group, Inc. (UHG)

•      Business combination creates a high growth, land-light publicly traded homebuilder

•      GSH has a 20+ year operating history and the combined company will be positioned to benefit from the favorable in-migration and demographic trends in the southeast United States

•      GSH shareholders will convert 100% of their shares into shares of the combined company alongside $25 million of committed capital from the DHHC sponsor group, including David Hamamoto and Antara Capital

Columbia, SC and New York, NY, September 12, 2022 – Great Southern Homes, Inc. (“GSH” or the “Company”) announced today that it has entered into a definitive merger agreement with DiamondHead Holdings Corp. (NASDAQ: DHHC) (“DiamondHead” or “DHHC”), a special purpose acquisition company. Upon closing of the transaction, GSH will become a publicly traded company, and DiamondHead Holdings Corp. will be renamed United Homes Group, Inc. DiamondHead is expected to remain listed on the Nasdaq Capital Market and is expected to trade under the new ticker symbol “UHG.”

GSH is currently one of the largest homebuilders in the Southeast. The Company builds homes in South Carolina and Georgia, focusing on the entry level and first time move up home buyer segments. GSH plans to employ a capital efficient “land-light” operating model that is expected to generate higher returns with lower cyclical risk compared to a traditional homebuilding operating model. Through organic growth, GSH has become the 25th ranked starter-home builder and the 41st ranked single-family detached home builder in the United States, respectively, based on 2021 home closings according to Pro Builder’s 2022 Housing Giants Report.

DiamondHead is a special purpose acquisition company led by Co-CEO and Chairman David Hamamoto, who has over 40 years of experience in real estate investing, as well as operating both private and publicly held real estate businesses. David Hamamoto was the founder and Chairman of the previously publicly-traded NorthStar real estate related companies: NorthStar Realty Finance Corp., NorthStar Asset Management Group, Inc. and NorthStar Realty Europe Corp. In addition, David Hamamoto was a former partner at Goldman, Sachs & Co. and the co-founder of its Real Estate Principal Investment Group and Whitehall funds.

DiamondHead is co-sponsored by Antara Capital, which is an event-driven hedge fund founded by Himanshu Gulati in 2018 that invests across a wide variety of financial instruments, including loans, bonds, convertible bonds, stressed/distressed credit and special situation equity investments.

Industry / Company Highlights

•	Attractive Long-Term Industry Tail Winds: Sustained underbuilding of single-family homes since 2007. A 2021 FHLMC (Freddie Mac) study estimated that the U.S. is 4.4 million homes short of demand (based on household formations).

•	Established Track Record: Founded by Michael Nieri and based in Columbia, South Carolina, GSH is one of the largest private homebuilders in the Southeast. GSH and its predecessors have a 20+ year proven track record of strong organic growth, constructing over 11,000 homes to date with industry leading gross profit margins and a strong EBITDA profile.

•	“Land-Light” Operating Model: GSH plans to employ a “land-light” operating model. By controlling land supply primarily through lot option contracts versus carrying lot inventory on-balance sheet, GSH is expected to generate higher returns on invested capital with more flexibility, while de-risking the balance sheet to better operate through industry cycles. Today, GSH has access to over 11,000 finished lots in high demand submarkets.

•	High Growth Geographic Footprint: GSH’s markets in South Carolina and Georgia have enjoyed faster growth and in-migration patterns than national averages historically, and these trends are expected to continue in the future. According to Zonda, the population in GSH markets has grown 5% since 2017 whereas the national figure is up only 2% for the same period, and single-family starts in GSH markets have outperformed the national average as builders and developers work to meet housing demand.

•	Affordable Entry-Level Focus: GSH’s core affordable product expertise aligns with consumer demand. Entry level and first time move up homes represented approximately 80% of sales revenue for 2021. Housing starts for these product segments are at multi-decade lows, resulting in significant supply constraints.

•	Transaction Provides Capital for Future Expansion: Committed capital from the sponsor group of DHP SPAC-II Sponsor LLC, David Hamamoto and Antara Capital. Expected proceeds from the transaction will allow GSH to augment organic growth by executing on its strategy of opportunistic M&A and the development of a programmatic institutionally focused build-to-rent platform.

Michael Nieri, Founder and CEO of Great Southern Homes, said “For over 20 years I have worked to build GSH into the leading Southeast homebuilder it is today. I am excited for the next chapter for GSH, where through the combination of my operational expertise with David Hamamoto’s public company and capital markets experience, we plan to grow UHG into a national homebuilder. Our growth plans include both continued organic expansion as well as becoming a merger partner of choice for smaller regional homebuilders located in high growth markets. Additionally, we are building out a programmatic, institutional build-to-rent platform, where our current product set and geographic footprint are well positioned to meet the demands of the strong and growing rental market for single family homes.”

David Hamamoto, Chairman and co-CEO of DiamondHead Holdings Corp., commented: “We are thrilled to partner with Michael Nieri and the GSH team and look forward to executing on our shared long-term vision. We are impressed with the scale and operational performance of GSH, and we are excited to work with the GSH team in continuing their growth as a public homebuilder. We believe there continues to be a massive undersupply of single family homes in the U.S., especially in starter and first move up products which will result in significant demand for the foreseeable future. In addition, as Michael mentioned, we believe there are extremely compelling opportunities to generate accretive growth through M&A as well as a programmatic build-to-rent platform.”

Himanshu Gulati, Founder and CIO of Antara Capital says, “We are excited to partner with Michael and David on this opportunity.  We believe GSH is a best in class operator with significant potential to grow throughout the United States.  We look forward to supporting the company’s growth trajectory and future M&A plans.”

Transaction Overview

The transaction values the combined company at a pro forma enterprise value of approximately $572 million, as of December 31, 2022.

As part of the transaction, all of GSH’s existing shareholders will roll 100% of their shares into shares of the combined company and, assuming no redemptions from DHHC public shareholders, will hold approximately 51% of the shares of the combined company on closing.

Assuming no redemptions from DHHC shareholders, the transaction will deliver approximately $320 million in cash proceeds, net of estimated transaction costs, to the combined company including a $25 million commitment to purchase and not redeem DHHC public shares from the DHHC sponsor group, including David Hamamoto and Antara Capital.

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The transaction includes an earn-out provision pursuant to which GSH stockholders are entitled to receive up to an aggregate maximum of 20 million additional shares, over a five year period, as and when the share price of the combined company reaches certain thresholds. In addition, approximately 2.1 million shares owned by the Sponsor currently will be subject to the earn-out.  The transaction also provides that additional Sponsor shares will become subject to the earn-out to the extent there is not $100 million of common stock at closing (including shares of common stock not redeemed, newly issued common stock and common stock subject to any convertible securities issued by DHHC prior to the closing).

The Board of Directors of GSH and DHHC have approved the transaction. The obligation of GSH to complete the transaction is subject to a minimum cash condition of $125 million. For purposes of the minimum cash condition, cash includes cash in the DiamondHead trust account after giving effect to redemptions (including the $25 million commitment to purchase and not redeem DHHC public shares from the DHHC sponsor group, including David Hamamoto and Antara Capital) and any other permitted financings obtained in connection with the completion of the transaction. There can be no assurances that the minimum cash condition, which may be waived by GSH, will be satisfied. The transaction will also require the consent of GSH’s lenders and the approval of DHHC stockholders, and is subject to customary closing conditions. The transaction is expected to close during the first quarter of 2023.

Advisors

BTIG, LLC is acting as exclusive sell-side advisor to GSH. Nelson Mullins Riley & Scarborough LLP is acting as counsel to GSH. Zelman Partners is acting as exclusive M&A advisor to DiamondHead. Sullivan & Cromwell LLP is acting as counsel to DHHC.

Investor Presentation

Additional information about the proposed transaction, including an investor presentation will be available at www.unitedhomesgroup.com. A copy of the business combination agreement and the investor presentation, will be provided in a Current Report on Form 8-K to be filed by DHHC with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov. In addition, DHHC intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

The company plans to host an Investor Day to discuss the transaction and business outlook on Monday, October 3rd. Further details will be forthcoming later in September.

About DHHC

DiamondHead Holdings Corp. is a blank check special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About GSH

Great Southern Homes (GSH) is one of the largest and most established homebuilders in the Southeast, having built more than 11,000 homes over the last two decades. The Company currently has a presence in South Carolina and Georgia and focuses on providing high-quality, affordable homes for the entry-level and first move-up segments. GSH was the 25th ranked starter-home builder and the 41st ranked single-family detached home builder in the United States, respectively, based on 2021 home closings according to Pro Builder’s 2022 Housing Giants Report.

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Important Information and Where to Find It

In connection with the proposed transaction, DHHC intends to file relevant materials with the SEC, including a Registration Statement on Form S-4 that will include a proxy statement and prospectus of DHHC. DHHC’s stockholders and other interested persons are advised to read all relevant documents filed with the SEC, including DHHC’s proxy statement and prospectus, when available, as these materials will contain important information about DHHC, GSH and the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and DHHC stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from DHHC. Such documents are not currently available.

Participants in the Solicitation

DHHC and GSH and their respective directors and officers may be deemed to be participants in the solicitation of proxies from DHHC’s stockholders in respect of the proposed transaction. Information about DHHC’s directors and executive officers and their ownership of DHHC’s securities is set forth in DHHC’s filings with the SEC, including DHHC’s Annual Report on Form 10-K filed with the SEC on April 13, 2022. To the extent that holdings of DHHC’s securities have changed since the amounts printed in DHHC’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between DHHC and GSH. Forward looking statements generally relate to future events or involving, or future performance of, DHHC or GSH. For example, statements regarding anticipated growth in the industry in which GSH operates and anticipated growth in demand for GSH’s products, projections of GSH’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between DHHC and GSH and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DHHC and its management, and GSH and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of DHHC’s securities; (ii) the risk that the proposed transaction may not be completed by DHHC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DHHC; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (v) the outcome of any legal proceedings that may be instituted against DHHC, GSH, the combined company or others following the announcement of the business combination agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of DHHC or GSH or DHHC’s failure to satisfy other conditions to closing; (vii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (viii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (ix) the risk that the proposed transaction disrupts current plans and operations of GSH or diverts management’s attention from GSH’s ongoing business; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and maintain relationships with customers and suppliers; (xi) costs related to the proposed transaction; (xii) changes in applicable laws or regulations; (xiii) the possibility that GSH or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors such as rising interest rates or an economic downturn; (xiv) GSH’s estimates of expenses and profitability; (xv) the evolution of the markets in which GSH competes; (xvi) the ability of GSH to implement its strategic initiatives; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DHHC’s Annual Report on Form 10-K for the year ended December 31, 2021 and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to DHHC’s stockholders and related Registration Statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by DHHC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

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Readers are cautioned not to put undue reliance on forward-looking statements, and DHHC and GSH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither DHHC nor GSH gives any assurance that either DHHC or GSH will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by DHHC or GSH or any other person that the events or circumstances described in such statement are material.

Non-Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of DHHC, GSH, or any of their respective affiliates. No such offering or securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This press release may be deemed to be solicitation material in respect of the proposed transactions contemplated by the Business Combination Agreement between GSH and DHHC.

Investor Relations Contact:

Drew Mackintosh

Mackintosh Investor Relations, LLC

drew@mackintoshir.com

(310) 924-9036

Media Contact:

Allen Hutto

United Homes Group

allenhutto@greatsouthernhomes.com

(803) 665-2764

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